BROWN ADVISORY FUNDS

Brown Advisory Value Equity Fund
(the “Fund”)

Institutional Shares (BAFVX)
Investor Shares (BIAVX)
Advisor Shares (BAVAX)

Supplement dated April 8, 2015
to the Prospectus and the Summary Prospectus dated October 31, 2014

This supplement serves as notification of the following change:

1.           Additional Portfolio Managers Added

Richard M. Bernstein, CFA, the current Portfolio Manager of the Fund, has served since 2003 and will continue to serve as a Portfolio Manager of the Fund.  In addition, Doron S. Eisenberg, CFA, and Michael L. Foss, CFA, serve as Portfolio Managers of the Fund.

Mr. Eisenberg is a Portfolio Manager for the Brown Advisory Value Equity Fund and since 2002 has served as an Equity Research Analyst at Brown Advisory LLC and its affiliates researching investment opportunities in the technology sector for the firm’s growth and value strategies.  Prior to joining Brown Advisory, he worked in New York as an Equity Analyst at Carret & Company and an Engineering Project Analyst at Slattery Skanska, Inc. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995.  He received his M.B.A. from Columbia Business School with a concentration in finance and economics.

Mr. Foss is a Portfolio Manager for the Brown Advisory Value Equity Fund and also a Co-Portfolio Manager for the Brown Advisory Equity Income and Flexible Equity strategies. Prior to joining the firm, Mr. Foss was a Portfolio Manager for Alex. Brown Investment Management. He also served as a Managing Director and Portfolio Manager for JP Morgan Fleming. Mr. Foss, a CFA charterholder, has worked for Gabelli & Company and Tucker Anthony. He received a B.A. from Virginia Tech in 1983 and an M.B.A. from The Wharton School, University of Pennsylvania in 1993.

Investors should retain this supplement for future reference

BROWN ADVISORY FUNDS

Brown Advisory Value Equity Fund
(the “Fund”)

Institutional Shares (BAFVX)
Investor Shares (BIAVX)
Advisor Shares (BAVAX)

Supplement dated April 8, 2015
to the Statement of Additional Information dated October 31, 2014

This supplement serves as notification of the following changes:

1.           Additional Purchase and Redemption Information

The following sentence is added to the section entitled “Additional Purchase and Redemption Information – How to Buy Shares.”

The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

2.           Additional Information Regarding Portfolio Managers

Richard M. Bernstein, CFA, the current Portfolio Manager of the Fund who has served since 2003, will continue to serve as a Portfolio Manager of the Fund.  In addition, Doron S. Eisenberg, CFA, and Michael L. Foss, CFA, serve as Portfolio Managers of the Fund.  Accordingly, the following information is added to the section entitled “Information Regarding Portfolio Managers.”

Other Accounts under Management by the Portfolio Managers as of December 31, 2014:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brown Advisory Value Equity Fund
Doron S. Eisenberg	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Michael L. Foss	0 $0	0 $0	63 $516 million	0 $0	0 $0	0 $0

Portfolio Managers’ Ownership in the Fund as of December 31, 2014:

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 12/31/14
Brown Advisory Value Equity Fund
Doron S. Eisenberg	$100,001 – $500,000
Michael L. Foss	$50,001 – $100,000

Investors should retain this supplement for future reference